UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of report
               (Date of earliest event reported): November 1, 2005
                                                  ----------------

                           OCWEN FINANCIAL CORPORATION
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)



           Florida                      1-13219                  65-0039856
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


              1601 Worthington Road
                    Suite 100
             West Palm Beach, Florida                           33401
      ---------------------------------------                 ----------
      (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events


The news release of the Registrant dated November 1, 2005, announcing its third quarter 2005 results is attached hereto and filed herewith as Exhibit 99.1.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(a) - (b)  Not applicable.

(c)        Exhibits

           The following exhibits are filed as part of this report:

           99.1 Text of a press release by the Registrant dated November 1, 2005.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /s/ ROBERT J. LEIST, JR.
                                       -----------------------------------------
                                       Robert J. Leist, Jr.
                                       Senior Vice President & Principal
                                          Financial Officer

Date: November 3, 2005

                                       3